UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2002


                                Future Carz, Inc.
               (Exact name of Registrant as specified in charter)


           Nevada                     000-29435                 88-0431029
(State of Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)


        2961 Industrial Road
         Las Vegas, Nevada                                         89109
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 326-9396


                           7898 East Acoma, Suite 209
                            Scottsdale, Arizona 85260
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On October 28, 2002 Jack Watters Group (the "Group") and Future Carz, Inc. (the "Issuer" or "FCRZ") finalized a stock purchase agreement involving a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The following material terms and conditions are reflected in a Definitive Agreement that has been adopted by the Board of Directors of both companies and ratified by the controlling Shareholders of the Issuer in an action by written consent.

     On the closing date of the stock purchase agreement (the "Closing"), the Group and/or its designee(s) will purchase an aggregate of 43,290,934 newly issued shares of FCRZ common stock (the "Purchased Shares"). In consideration for the Purchased Shares, the Group paid to FCRZ $432,909.34 in cash and assumed accounts payable, and which the Company shall acknowledge as fair, just and reasonable compensation for the Purchased Shares. The shares exchanged in this transaction shall be restricted securities as that term is defined in Paragraph
(a)(3) of Rule 144, under the Securities Act of 1933, as amended (the "Securities Act").

     The Agreement contains the basic terms and conditions set forth herein together with such other representations, warranties, covenants, terms, indemnities and conditions as would be usual and customary for a transaction of this nature and which are mutually agreeable to the parties. In addition, the Agreement shall be subject to review authorization by the appropriate state and federal regulatory bodies.

     There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

     There are no loans or pledges obtained by the new control group for the purpose of acquiring control.

     FCRZ has tendered to the Group the resignation of each of the officers and directors of FCRZ effective seriatim on that date, with such vacancies filled by the nominees of FCRZ, and who shall serve until the next annual shareholder's meeting. The new directors and officers of the registrant are to be as follows:

              Name                             Position
              ----                             --------
         George Jessop                  Chairman of the Board
         Ethel Merriman                 President and Director
         Jack Watters                   Director

ITEM 7(c). EXHIBITS

     99.1 Stock Purchase Agreement executed October 28, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Future Carz, Inc.
                                  (Registrant)


                                By: /s/ Ethel Merriman
                                   --------------------------
                                   Ethel Merriman
                                   President

Date: November 20, 2002